Subsequent Events	9 Months Ended
Sep. 30, 2011
Notes to Consolidated Financial Statements [Abstract]
Subsequent Events [Text Block]

16.       Subsequent Events

On October 17, 2011, Finance VIII issued €100,000 aggregate principal amount ($137,760 at date of issuance) of floating rate senior unsecured notes (the “Floating Rate Senior Notes”) at par, with an interest rate of three month EURIBOR plus 350 basis points. The Floating Rate Senior Notes are due on October 15, 2016. Finance VIII may redeem the Floating Rate Senior Notes at any time at 100% of principal plus accrued interest and a premium calculated pursuant to the terms of the indenture. The holders of the Floating Rate Senior Notes have a right to request that the issuer of the notes repurchase the notes at 101% of principal plus accrued interest upon the occurrence of a change of control of the Company followed by a decline in the rating of the notes. The Company will use the net proceeds of approximately $136,423 for acquisitions, to refinance indebtedness outstanding under the revolving credit facility of our Amended 2006 Senior Credit Agreement, and for general corporate purposes. The Floating Rate Senior Notes are guaranteed on a senior basis jointly and severally by the Company and the Guarantor Subsidiaries.

The renal pharmaceutical joint venture between the Company and Galenica, Vifor Fresenius Medical Care Renal Pharma Ltd. (“Vifor”), received approval from the responsible European Union antitrust commission and formal closing occurred on November 1, 2011. Upon closing, Vifor will operate worldwide, except for in Turkey and Ukraine, where antitrust approval has not yet been granted.